EXHIBIT 99.1
                           ------------

              Computational Materials filed on December 2, 2004.

                  IndyMac INDX Mortgage Loan Trust 2004-AR14
                     Mortgage Pass-Through Certificates,
                               Series 2004-AR14





                       Preliminary Marketing Materials





                                 $443,486,000
                  (Approximate, subject to +/- 10% Variance)

                              IndyMac MBS, Inc.
                                  Depositor

                          [LOGO OMITTED]IndyMac Bank
                         Seller and Master Servicer(R)



                       [LOGO OMITTED]UBS Investment Bank

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by IndyMac Bank F.S.B. (the "Seller"). UBS Securities LLC ("UBS") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------



                             Contact Information


                   FOR ADDITIONAL INFORMATION PLEASE CALL:

               -----------------------------------------------
                              UBS Securities LLC
               -----------------------------------------------

                             Asset-Backed Finance

               Paul Scialabba                   (212) 713-9832
               Steven Warjanka                  (212) 713-2466
               Verdi Contente                   (212) 713-2713
               Michael Braylovsky               (212) 713-3744


               MBS Trading

               Brian Bowes                      (212) 713-2860
               Adam Yarnold                     (212) 713-2860
               Margarita Genis                  (212) 713-2860



               -----------------------------------------------
                                Rating Agencies
               -----------------------------------------------


                              Standard and Poor's

               Victor Bhagat                    (212) 438-1130

                                    Moody's

               Eric Fellows                     (212) 553-3847








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

Preliminary Term Sheet                                                              Date Prepared: November 17, 2004

                                   IndyMac INDX Mortgage Loan Trust 2004-AR14 Mortgage
                                       Pass-Through Certificates, Series 2004-AR14

                                 $443,486,000 (Approximate, Subject to +/- 10% Variance)

                                             Publicly Offered Certificates
                                       Adjustable Rate Residential Mortgage Loans

========================================================================================================================
                                                                                                            Expected
                Principal Amount    WAL (Yrs)     Pmt Window (Mths)    Interest                             Ratings
     Class        (Approx) (1)    Call/ Mat(2)      Call/ Mat(2)       Rate Type      Tranche Type        S&P/Moody's
     -----        ------------    ------------      ------------       ---------      ------------        -----------
    1-A-1A        $342,113,000             Not Marketed Hereby         Variable   Super Senior Floater      AAA/Aaa
    1-A-1B         38,013,000      3.65 / 3.99      1-114 / 1-360     Floater (3)  Senior Mez Floater       AAA/Aaa
    2-A-1A        $309,290,000     3.64 / 3.99      1-114 / 1-360     Floater (3) Super Senior Floater      AAA/Aaa
    2-A-1B        $54,583,000      3.64 / 3.99      1-114 / 1-360     Floater (3)  Senior Mez Floater       AAA/Aaa
   A-X-1(4)         Notional           N/A               N/A           Variable      Senior/NAS IO          AAA/Aaa
   A-X-2(5)         Notional               Not Marketed Hereby         Variable     Senior/WAC IO/PO        AAA/Aaa
      A-R             $100                 Not Marketed Hereby         Variable     Senior/Residual         AAA/Aaa
      B-1         $18,000,000      6.24 / 7.00      1-114 / 1-360     Floater (6) Subordinate Floater        AA/Aa2
      B-2         $14,000,000      6.24 / 7.00      1-114 / 1-360     Floater (6) Subordinate Floater         A/A2
      B-3          $9,600,000      6.24 / 7.00      1-114 / 1-360     Floater (6) Subordinate Floater       BBB/Baa2
      B-4          $7,200,000                                                     Subordinate Floater        BB/NR
      B-5          $4,400,000               Privately Offered Certificates        Subordinate Floater         B/NR
      B-6          $2,800,900                                                     Subordinate Floater        NR/NR
========================================================================================================================
Total             $800,000,000


(1) Distributions on the Class 1-A-1A and Class 1-A-1B Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the, Class 2-A-1A and Class 2-A-1B Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A, Class 2-A-1B, Class B-1, Class B-2 and Class B-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A and Class 2-A-1B Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class A-X-1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class A-X-1 Certificates immediately prior to any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class A-X-1 group 1 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1-A-1A and Class 1-A-1B Certificates immediately prior to such Distribution Date. The notional balance of the Class A-X-1 group 2 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2-A-1A and Class 2-A-1B Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in July 2008, the notional balance of the Class A-X-1 Certificates immediately prior to a Distribution Date will be equal to zero. The Certificate Interest Rate for the Class A-X-1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class AX-1 Certificates.



                                                                             5
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------



(5) The Class A-X-2 Certificates will consist of one interest only component and two principal only components each related to aspecific group of Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X-2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-X-2 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only components of the Class A-X-2 Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class A-X-2 Certificates, as described herein.

(6) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.

Depositor:                 IndyMac MBS, Inc.

Lead Underwriter:          Greenwich Capital Markets, Inc.

Co-Managers:               UBS Securities LLC and Goldman, Sachs and Co.

Seller and Master
Servicer:                  IndyMac Bank, F.S.B.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           S&P and Moody's will rate the Offered Certificates as specified on the prior page.

Cut-off Date:              December 1, 2004.

Expected Pricing           November [18], 2004.

Closing Date:              On or about December 6, 2004.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in January 2005.

Certificates:              The "Senior Certificates" will consist of the Class 1-A-1A, Class 1-A-1B, Class
                           2-A-1A, Class 2-A-1B, Class A-X-1 and Class A-X-2 Certificates (collectively the
                           "Class A Certificates"), and Class A-R Certificate. The Class B-1, Class B-2, Class
                           B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to The Senior
                           Certificates and the herein as the Subordinate "Subordinate Certificates."
                           Certificates are The Class 1-A-1A, Class collectively referred 1-A-1B, to herein as the "Certificates." Class 2-A-1A, Class 2-A-1B Certificates and the Subordinate
                           Certificates are referred to herein as the "LIBOR The Senior Certificates and the
                           Certificates". Class B-1, Class B-2 and Class B-3 Certificates (the "Offered
                           Certificates") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the LIBOR Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class
                           A-X-1 and Class A-X-2 will include [5] days of accrued interest.

Interest Accrual Period:   Class 1-A-1A, Class 1-A-1B, Class 2-A-1A and Class 2-A- 1B Certificates for a given
                           Distribution Date will be the period beginning with the prior Distribution Date
                           (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such



                                                                             6
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
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
                           Distribution Date (on an Actual/360 basis).The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class A-R, Class A-X-1 and Class A-X-2 Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:              The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that a portion of the Class A Certificates and Subordinate
                           Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are
                           expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or
                           Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class
                           A-R Certificate will not be ERISA eligible.

SMMEA Treatment:           The Senior Certificates and Class B-1 Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3
                           Certificates will not constitute "mortgage related securities" for purposes of
                           SMMEA.

Optional Termination:      The terms of the transaction allow for an option to terminate the Offered
                           Certificates, which may be exercised once the aggregate principal balance of the
                           Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage
                           Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed:                     The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:            The "Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to
                           Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.



                                                                             7
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred
                           Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                           The "Group 1 Mortgage Loans" consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The "Group 2 Mortgage Loans" consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group 1 Mortgage Loans and the Group 2
                           Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                           On the Closing Date the aggregate principal balance of the Mortgage Loans as of the
                           Cut-off Date is expected to be at least approximately $800,000,000, the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $408,737,942 and the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $391,262,058.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates,
                           initially [7.00]% total subordination.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates,
                           initially [4.75]% total subordination.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially
                           [3.00]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.80]% total subordination.









Shifting Interest:         Until the Distribution Date occurring in January 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                           Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).
                           After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.



                                                                             8
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                           The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                           Periods:                                Unscheduled Principal Payments (%)
                           --------                                ----------------------------------
                           January 2005 - December 2014            0% Pro Rata Share
                           January 2015 - December 2015            30% Pro Rata Share
                           January 2016 - December 2016            40% Pro Rata Share
                           January 2017 - December 2017            60% Pro Rata Share
                           January 2018 - December 2018            80% Pro Rata Share
                           January 2019 and after                  100% Pro Rata Share

                           However, if the credit enhancement percentage provided by the Subordinate
                           Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the
                           Distribution Date in January 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in January 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Scheduled principal payments will be distributed pro rata to the Senior and
                           Subordinate Certificates.

                           Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the
                           Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                           Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.











Allocation of
Realized Losses:           Any realized losses [(inclusive of bankruptcy, special hazard and fraud losses)] on the Mortgage Loans will be allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class A-X-1 Certificates) as follows:
                              (a)  any realized losses remaining on the Group 1 Mortgage Loans pro rata, to the
                                   Class 1-A-1A Certificates, Class 1-A-1B Certificates and the group 1 principal only component of the Class A-



                                                                             9
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                                   X-2 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class 1-A-1A
                                   Certificates will instead be allocated to the Class 1-A-1B Certificates until its class principal balance has been reduced to zero.
                              (b)  Any realized losses remaining on the Group 2 Mortgage Loans pro rata, to the Class 2-A-1A Certificates, Class 2-A-1B Certificates and the group 2 principal only component of the Class A- X-2 Certificates until the related class principal balance or component principal balance has been reduced to zero, provided however that realized losses otherwise allocable to the
                                   Class 2-A-1A Certificates will instead be allocated to the Class 2-A-1B
                                   Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:         The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:               The "Net WAC Cap" for the Class 1-A-1A and Class 1-A-1B Certificates is equal to
                           (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans
                           less (y) the Certificate Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the
                           Class A-X-1 Certificates immediately prior to such Distribution Date divided by
                           (ii) the aggregate principal balance of the Class 1-A-1A and Class 1-A-1B
                           Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Class 2-A-1A and Class 2-A-1B Certificates is equal to
                           (x) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans
                           less (y) the Certificate Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the
                           Class A-X-1 Certificates immediately prior to such Distribution Date divided by
                           (ii) the aggregate principal balance of the Class 2-A-1A and Class 2-A-1B
                           Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans
                           and (y) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage
                           Loans, in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.








Carryover Shortfall
Amount:                    The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest
                           Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the
                           Certificate Interest Rate for such Class without giving effect to the Net WAC Cap)
                           (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X-2
                           Certificates (after the reduction due to Net Deferred Interest allocable to the
                           Class A-X-2



                                                                            10
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                           Certificates) and additionally only in the case of the Class 1-A-1A, Class 1-A-1B,
                           Class 2-A-1A and Class 2-A-1B Certificates, amounts available from the related
                           Yield Maintenance Agreement, on such Distribution Date or future Distribution
                           Dates.

Adjusted Cap Rate:         The "Adjusted Cap Rate" for the Class 1-A-1A and Class 1-A-1B Certificates and for
                           any Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 1
                           Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net
                           Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and
                           (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Class 2-A-1A and Class 2-A-1B Certificates and for
                           any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 2
                           Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net
                           Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and
                           (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage
                           Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Subordinate Certificates and for any Distribution
                           Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the
                           Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net
                           Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and
                           (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the first day of the month prior to such Distribution Date and (B)
                           weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per
                           annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group
                           2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Class A-X-2 Certificates and any Distribution Date
                           shall equal the Certificate Interest Rate for the Class A-X-2 Certificates,
                           computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net
                           Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by
                           12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the
                           Class A-X-1 and Class A-X-2 Certificates) by substituting "Adjusted Cap Rate" for
                           "Net WAC Cap" in the definition of pass-through rate for each of the Class 1-A-1A,
                           Class 1-A-1B, Class 2-A- 1A, Class 2-A-1B and Subordinate Certificates.

Net Deferred Interest:     The "Net Deferred Interest" for a Distribution Date is the excess, if any, of
                           Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                           For any Distribution Date, Net Deferred Interest will be allocated among the
                           Certificates in an amount equal to the excess, if any, for each such class of (i)
                           the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the
                           Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each
                           Class of Certificates (other than the Class A-X-1 Certificates) will be reduced by the amount of Net Deferred Interest allocable to such Class



                                                                            11
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                           of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable principal only component in the case of the Class A-X-2 Certificates).





                                                                            12
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

Class A-X-1 Notional
Balance Schedules:

             -----------------------------------------------------------------
                                        Group 1                 Group 2
                                       Component               Component
                          Period    Notional Balance        Notional Balance
             -----------------------------------------------------------------
                             1       $380,126,000             $363,873,000
                             2       $365,248,414             $349,618,292
                             3       $350,959,169             $335,934,267
                             4       $337,188,731             $322,747,350
                             5       $323,918,385             $310,039,597
                             6       $311,130,088             $297,793,713
                             7       $298,806,448             $285,993,024
                             8       $286,930,631             $274,621,456
                             9       $275,486,543             $263,663,450
                            10       $264,458,454             $253,103,955
                            11       $253,829,661             $242,926,735
                            12       $243,575,327             $233,108,792
                            13       $233,693,586             $223,647,427
                            14       $224,172,158             $214,531,249
                            15       $214,998,017             $205,747,771
                            16       $206,158,607             $197,284,957
                            17       $197,641,822             $189,131,205
                            18       $189,435,996             $181,275,331
                            19       $181,529,882             $173,706,557
                            20       $173,912,637             $166,414,492
                            21       $166,573,811             $159,389,119
                            22       $159,994,506             $153,090,705
                            23       $153,663,862             $147,030,460
                            24       $147,572,699             $141,199,587
                            25       $141,711,425             $135,588,667
                            26       $136,072,315             $130,190,540
                            27       $130,647,154             $124,997,332
                            28       $125,428,025             $120,001,457
                            29       $120,407,303             $115,195,606
                            30       $115,577,637             $110,572,738
                            31       $110,931,950             $106,126,067
                            32       $106,463,417             $101,849,056
                            33       $102,165,468             $97,735,408
                            34        $98,031,769             $93,779,055
                            35        $94,056,220             $89,974,150
                            36        $90,232,944             $86,315,062
                            37        $86,555,765             $82,795,720
                            38        $83,381,157             $79,757,242
                            39        $80,322,327             $76,829,645
                            40        $77,375,074             $74,008,901
                            41        $74,535,346             $71,291,129
                            42        $71,799,240             $68,672,586
             43 and thereafter            $0                       $0
             -----------------------------------------------------------------



                                                                            13
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

Yield Maintenance
Agreements:                On the Closing Date, the Trustee will enter into two "Yield Maintenance
                           Agreements", or "YMAs", with a counterparty (the "Counterparty") for the benefit of each of the Class 1-A-1A, Class 1-A-1B, Class 2- A-1A and Class 2-A-1B
                           Certificates. The notional balance of each YMA for any Distribution Date and the
                           (i) Class 1-A-1A and Class 1-A-1B Certificates and (ii) the Class 2-A-1A and Class
                           2-A-1B Certificates is subject to a maximum equal to the aggregate principal balance of (i) the Class 1-A-1A and Class 1-A-1B Certificates or (ii) the Class
                           2-A-1A and Class 2-A-1B Certificates, respectively immediately prior to such
                           Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds
                           10.50% in the case of the Class 1-A-1A, Class 1-A-1B, Class 2-A-1A and Class 2-A-1B
                           Certificates. Each Yield Maintenance Agreement will terminate after the
                           Distribution Date in May 2015. Any payments received from the related Yield
                           Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the (i)
                           Class 1-A-1A or Class 1-A-1B Certificates (allocated pro rata based on class principal balance) or (ii) Class 2- A-1A or Class 2-A-1B Certificates (allocated pro rata based on class principal balance), as applicable.












                                                                            14
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be distributed in the following order of priority:
                           1)  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X-2
                               Certificates will be reduced to the extent necessary to pay any Carryover Shortfall
                               Amount (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class A-X-2 Certificates);
                           2)
                               a) from the Group 1 Mortgage Loans, first to the Class A-R Certificates, second, pro rata to the Class 1-A-1A and Class 1-A-1B Certificates and third, to the group 1 principal-only component of the Class A-X-2 Certificates, sequentially, until the principal balance of such Class (or the related principal only component in the case of the Class A-X-2 Certificates) has been reduced to zero, up to the principal allocable for such classes;
                               b) from the Group 2 Mortgage Loans, first, pro-rata to the Class 2-A-1A and Class
                                  2-A-1B Certificates until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 principal-only component of the
                                  Class A-X-2 Certificates, until the principal balance of the related principal only component of the Class A-X-2 Certificates has been reduced to zero, up to the principal allocable for such classes;

                           3)  Class 1-A-1A, Class 1-A-1B, Class 2-A-1A, Class 2-A-1B and Subordinate Certificates
                               (on a pro rata basis based on the related unpaid Carryover Shortfall Amount), to pay any related Carryover Shortfall Amount, (after giving effect to payments received from their related YMA in the case of the Class 1-A-1A, Class 1-A-1B,
                               Class 2-A-1A and Class 2-A-1B Certificates) solely from amounts otherwise distributable with respect to the Class A-X-2 Certificates;
                           4)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate
                               Interest Rate;
                           5)  Class B-1 Certificates, principal allocable to such Class;
                           6)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate
                               Interest Rate;
                           7)  Class B-2 Certificates, principal allocable to such Class;
                           8)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate
                               Interest Rate;
                           9)  Class B-3 Certificates, principal allocable to such Class;
                           10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                           11) Class A-R Certificate, any remaining amount.

                        *  The accrued and unpaid interest payable to a Class of Certificates on any Distribution
                           Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

                        ** Under certain limited circumstances such as when (i) the aggregate principal balance of the Class A Certificates and principal only component related to a group have been reduced to zero or (ii) the aggregate principal balance of the Class A Certificates and principal only component related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A
                           Certificates and principal only component.



                                                                            15
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


Effective Net WAC Cap(1)(2)

   The Effective Net WAC Cap for the, Class 2-A-1A and Class 2-A-1B Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

   (1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

   (2) Assumes proceeds from the related Yield Maintenance Agreement are included.







                                                                            16
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                                  Weighted Average Life Tables

   Class 1-A-1B To Optional Call Date
-------------------------------------------------------------------------------------------------
                                10 CPR     15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                         6.80       4.80          3.65          2.36         1.69
MDUR (yr)                        5.87       4.30          3.34          2.22         1.61
First Prin Pay                    1          1              1            1             1
Last Prin Pay                    206        149            114           74           53
-------------------------------------------------------------------------------------------------

   Class 1-A-1B To Maturity
-------------------------------------------------------------------------------------------------
                                10 CPR     15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                         7.23       5.21          3.99          2.60         1.84
MDUR (yr)                        6.12       4.57          3.59          2.41         1.74
First Prin Pay                    1          1              1            1             1
Last Prin Pay                    360        360            360          360           360
-------------------------------------------------------------------------------------------------

   Class 2-A-1A To Optional Call Date
-------------------------------------------------------------------------------------------------
                                10 CPR     15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                         6.79       4.79          3.64          2.36         1.69
MDUR (yr)                        5.87       4.30          3.34          2.22         1.61
First Prin Pay                    1          1              1            1             1
Last Prin Pay                    206        149            114           74           53
-------------------------------------------------------------------------------------------------

   Class 2-A-1A To Maturity
-------------------------------------------------------------------------------------------------
                                10 CPR     15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                         7.21       5.21          3.99          2.59         1.84
MDUR (yr)                        6.13       4.58          3.59          2.41         1.74
First Prin Pay                    1          1              1            1             1
Last Prin Pay                    360        360            360          360           360
-------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                              Weighted Average Life Tables

Class 2-A-1B To Optional Call Date
-------------------------------------------------------------------------------------------------
                                10 CPR     15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                         6.79       4.79           3.64          2.36          1.69
MDUR (yr)                        5.85       4.29           3.34          2.22          1.61
First Prin Pay                    1           1              1            1             1
Last Prin Pay                    206         149            114           74            53
-------------------------------------------------------------------------------------------------


Class 2-A-1B To Maturity
-------------------------------------------------------------------------------------------------
                                10 CPR     15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                         7.21       5.21           3.99          2.59          1.84
MDUR (yr)                        6.10       4.56           3.59          2.41          1.74
First Prin Pay                    1           1              1            1             1
Last Prin Pay                    360         360            360          360           359
-------------------------------------------------------------------------------------------------


Class B-1 To Optional Call Date
-------------------------------------------------------------------------------------------------
                                10 CPR     15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                        11.31       8.16           6.24          4.42          3.38
MDUR (yr)                        9.38       7.10           5.59          4.08          3.17
First Prin Pay                    1           1              1            1             1
Last Prin Pay                    206         149            114           74            53
-------------------------------------------------------------------------------------------------

Class B-1 To Maturity
-------------------------------------------------------------------------------------------------
                                10 CPR     15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                        12.23       9.07           7.00          5.06          3.96
MDUR (yr)                        9.90       7.68           6.13          4.58          3.66
First Prin Pay                    1           1              1            1             1
Last Prin Pay                    360         360            360          360           359
-------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

Class B-2 To Optional Call Date
-------------------------------------------------------------------------------------------------
                                    10 CPR      15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                             11.31        8.16         6.24          4.42           3.38
MDUR (yr)                            9.11         6.95         5.50          4.03           3.14
First Prin Pay                         1           1             1            1               1
Last Prin Pay                         206         149           114           74             53
-------------------------------------------------------------------------------------------------


Class B-2 To Maturity
-------------------------------------------------------------------------------------------------
                                    10 CPR      15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                             12.23        9.07         7.00          5.06           3.96
MDUR (yr)                            9.59         7.49         6.00          4.51           3.61
First Prin Pay                         1           1             1            1               1
Last Prin Pay                         360         360           360          360             359
-------------------------------------------------------------------------------------------------


Class B-3 To Optional Call Date
-------------------------------------------------------------------------------------------------
                                    10 CPR      15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                             11.31        8.16         6.24          4.42           3.38
MDUR (yr)                            8.91         6.82         5.41          3.97           3.10
First Prin Pay                         1           1             1            1               1
Last Prin Pay                         206         149           114           74             53
-------------------------------------------------------------------------------------------------

Class B-3 To Maturity
-------------------------------------------------------------------------------------------------
                                    10 CPR      15 CPR        20 CPR        30 CPR        40 CPR
-------------------------------------------------------------------------------------------------
WAL (yr)                             12.23        9.07         7.00          5.06           3.96
MDUR (yr)                            9.35         7.31         5.87          4.42           3.54
First Prin Pay                         1           1             1            1               1
Last Prin Pay                         360         360           360          360             359
-------------------------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                               Statistical Mortgage Loan Statistics
                                      As of the Cut-off Date

                                                                             Minimum         Maximum
                                                                             -------         -------
Scheduled Principal Balance                  $711,274,174                   $49,881        $1,581,223
Average Scheduled Principal Balance              $284,282
Number of Mortgage Loans                            2,502

Weighted Average Gross Coupon                      4.670%                    1.000%            6.077%
Weighted Average FICO Score                           705                       620               819
Weighted Average Combined Original LTV             71.72%                    11.06%            95.00%

Weighted Average Original Term                 360 months                360 months        360 months
Weighted Average Stated Remaining Term         359 months                353 months        360 months
Weighted Average Seasoning                       1 months                  0 months          7 months

Weighted Average Gross Margin                      3.069%                    2.000%            4.400%
Weighted Average Minimum Interest Rate             3.069%                    2.000%            4.400%
Weighted Average Maximum Interest Rate             9.943%                    7.700%            9.950%


Weighted Average Months to Roll                  1 months                  1 months          1 months
Weighted Average Rate Adj Frequency              1 months                  1 months          1 months

Weighted Average Neg Am Limit                        110%                      110%              110%
Weighted Average Payment Cap                        7.50%                     7.50%             7.50%
Weighted Average Recast                         60 months                 60 months         60 months

Maturity Date                                                            May 1 2034        Dec 1 2034
Maximum Zip Code Concentration                      0.62%                     92562

Prepay Penalty: 0 months                            9.12%
Prepay Penalty: 12 months                           8.45%
Prepay Penalty: 24 months                           2.29%
Prepay Penalty: 36 months                          80.15%

First Lien                                        100.00%

Stated Documentation                               57.44%
Full/Alternate                                     21.90%
No Income / No Asset                               17.06%
Fast Forward                                        3.60%

Cash Out Refinance                                 53.98%
Purchase                                           27.87%
Rate/Term Refinance                                18.15%

Single Family                                      65.27%
PUD                                                18.71%
Condominium                                        10.07%
Two-Four Family                                     4.87%
Townhouse                                           1.07%

Primary                                            92.80%
Investor                                            4.56%
Second Home                                         2.64%

Top 5 States:
California                                         48.96%
Florida                                             7.78%
New Jersey                                          7.73%
New York                                            4.30%
Virginia                                            2.68%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Current Principal Balance           Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        3       149,697.52     0.02%    5.235      359        55.72         776
50,000.01 - 100,000.00                111     9,050,710.95     1.27%    4.785      359        65.31         721
100,000.01 - 150,000.00               321    40,841,772.73     5.74%    4.762      359        69.76         709
150,000.01 - 200,000.00               441    77,610,610.42    10.91%    4.789      359        71.46         709
200,000.01 - 250,000.00               367    82,661,864.95    11.62%    4.709      359        72.96         706
250,000.01 - 300,000.00               331    90,819,971.90    12.77%    4.718      359        72.20         709
300,000.01 - 350,000.00               256    83,379,426.65    11.72%    4.760      359        72.73         703
350,000.01 - 400,000.00               218    81,762,168.61    11.50%    4.688      359        73.55         703
400,000.01 - 450,000.00               141    60,252,522.91     8.47%    4.623      359        71.53         703
450,000.01 - 500,000.00                99    47,274,900.58     6.65%    4.511      359        74.74         708
500,000.01 - 550,000.00                51    26,749,634.82     3.76%    4.624      359        73.17         698
550,000.01 - 600,000.00                53    30,502,618.45     4.29%    4.522      359        69.85         693
600,000.01 - 650,000.00                60    38,061,211.99     5.35%    4.573      359        72.07         694
650,000.01 - 700,000.00                12     8,122,411.69     1.14%    4.601      359        64.92         704
700,000.01 - 750,000.00                 7     5,068,556.73     0.71%    3.597      359        64.13         703
750,000.01 - 800,000.00                10     7,849,373.73     1.10%    4.553      359        61.64         726
800,000.01 - 850,000.00                 4     3,283,133.54     0.46%    4.640      359        67.28         717
900,000.01 - 950,000.00                 1       945,470.29     0.13%    4.127      358        60.32         799
950,000.01 - 1,000,000.00              11    10,861,305.30     1.53%    4.416      359        62.40         712
1,000,000.01+                           5     6,026,810.11     0.85%    4.592      359        64.50         701
----------------------------------------------------------------------------------------------------------------
Total                               2,502   711,274,173.87   100.00%    4.670      359        71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Current Gross Rate                  Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1.000 - 1.499                          41    13,749,856.00     1.93%    1.011      360        70.79         707
2.000 - 2.499                           7       908,650.00     0.13%    2.000      360        72.85         734
3.500 - 3.999                          64    20,822,428.47     2.93%    3.881      359        70.45         717
4.000 - 4.499                         484   166,419,817.54    23.40%    4.276      359        71.86         709
4.500 - 4.999                       1,193   319,388,513.88    44.90%    4.808      359        70.72         709
5.000 - 5.499                         687   184,890,210.68    25.99%    5.132      359        73.49         694
5.500 - 5.999                          25     4,798,879.49     0.67%    5.655      359        73.14         693
6.000 - 6.499                           1       295,817.81     0.04%    6.077      358        80.00         754
----------------------------------------------------------------------------------------------------------------
Total                               2,502   711,274,173.87   100.00%    4.670      359        71.72         705




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
FICO                                Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
600-624                              40     10,959,355.11     1.54%      5.030      359      73.35         622
625-649                             256     74,501,280.40    10.47%      4.771      359      72.79         638
650-674                             412    124,872,919.16    17.56%      4.688      359      72.83         662
675-699                             424    124,129,438.03    17.45%      4.652      359      71.57         687
700+                              1,352    372,369,684.73    52.35%      4.638      359      71.06         742
None                                 18      4,441,496.44     0.62%      4.814      359      78.47           0
----------------------------------------------------------------------------------------------------------------
Total                             2,502    711,274,173.87   100.00%      4.670      359      71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Combined Original LTV               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0.01- 49.99                         167     38,227,487.12     5.37%      4.600      359      40.75         725
50.00- 54.99                         75     19,233,767.17     2.70%      4.676      359      52.89         715
55.00- 59.99                        108     31,983,239.78     4.50%      4.592      359      57.45         706
60.00- 64.99                        141     44,252,580.33     6.22%      4.626      359      62.37         719
65.00- 69.99                        253     81,691,333.20    11.49%      4.579      359      67.41         705
70.00- 74.99                        377    115,711,997.42    16.27%      4.733      359      72.55         699
75.00- 79.99                        670    193,037,255.58    27.14%      4.715      359      76.42         699
80.00                               599    163,858,017.82    23.04%      4.646      359      80.00         709
80.01- 84.99                         14      2,588,917.67     0.36%      4.736      359      83.46         691
85.00- 89.99                         44      9,353,205.83     1.31%      4.798      359      86.70         695
90.00- 94.99                         27      5,500,275.23     0.77%      4.785      359      90.87         705
95.00- 99.99                         27      5,836,096.72     0.82%      4.762      359      95.00         704
----------------------------------------------------------------------------------------------------------------
Total                             2,502    711,274,173.87   100.00%      4.670      359      71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Original Term (months)              Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
360                               2,502    711,274,173.87   100.00%      4.670      359      71.72         705
----------------------------------------------------------------------------------------------------------------
Total                             2,502    711,274,173.87   100.00%      4.670      359      71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Stated Remaining Term (months)      Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
301-354                               1        194,390.28     0.03%      4.527      353      66.12         789
355-357                              30     10,398,428.96     1.46%      4.766      357      69.52         704
358-360                           2,471    700,681,354.63    98.51%      4.669      359      71.76         705
----------------------------------------------------------------------------------------------------------------
Total                             2,502    711,274,173.87   100.00%      4.670      359      71.72         705



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Debt Ratio                          Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0.01 -20.00                          121    28,776,504.04     4.05%     4.738     359       68.78         713
20.01 -25.00                         206    47,202,829.50     6.64%     4.620     359       70.57         708
25.01 -30.00                         306    84,465,057.04    11.88%     4.630     359       72.16         703
30.01 -35.00                         565   164,054,807.40    23.06%     4.663     359       72.94         700
35.01 -40.00                         812   249,857,618.99    35.13%     4.675     359       74.05         695
40.01 -45.00                          40    13,821,532.22     1.94%     4.731     359       70.56         714
45.01 -50.00                           4     1,784,755.96     0.25%     4.509     359       49.68         718
None                                 448   121,311,068.72    17.06%     4.697     359       66.60         731
----------------------------------------------------------------------------------------------------------------
Total                              2,502   711,274,173.87   100.00%     4.670     359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
FRM/ARM                             Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
ARM                                2,502   711,274,173.87   100.00%     4.670     359       71.72         705
----------------------------------------------------------------------------------------------------------------
Total                              2,502   711,274,173.87   100.00%     4.670     359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Product                             Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                    2,502   711,274,173.87   100.00%     4.670     359       71.72         705
----------------------------------------------------------------------------------------------------------------
Total                              2,502   711,274,173.87   100.00%     4.670     359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Silent 2nd                          Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
No Silent Second                   2,038   573,931,652.59    80.69%     4.685     359       71.10         704
Silent Second                        464   137,342,521.28    19.31%     4.606     359       74.32         709
----------------------------------------------------------------------------------------------------------------
Total                              2,502   711,274,173.87   100.00%     4.670     359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
Prepayment Penalty Original Term     # of      Principal      Curr      Gross   Remaining   Combined    Average
(months)                            Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months             206    64,862,423.36     9.12%     4.102     359       72.52         706
Prepay Penalty: 12 months            162    60,088,424.05     8.45%     4.198     359       71.15         704
Prepay Penalty: 24 months             52    16,257,208.38     2.29%     4.212     359       70.61         707
Prepay Penalty: 36 months          2,082   570,066,118.08    80.15%     4.798     359       71.73         705
----------------------------------------------------------------------------------------------------------------
Total                              2,502   711,274,173.87   100.00%     4.670     359       71.72         705


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Lien                                Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
First Lien                         2,502    711,274,173.87  100.00%    4.670      359       71.72         705
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87  100.00%    4.670      359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Documentation Type                  Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Stated Documentation               1,308    408,553,110.22   57.44%    4.653      359       71.46         697
Full/Alternate                       643    155,789,177.29   21.90%    4.723      359       77.03         698
No Income / No Asset                 448    121,311,068.72   17.06%    4.697      359       66.60         731
Fast Forward                         103     25,620,817.64    3.60%    4.495      359       67.96         752
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87  100.00%    4.670      359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Loan Purpose                        Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Cash Out Refinance                 1,343    383,929,547.72   53.98%    4.739      359       68.55         699
Purchase                             660    198,240,350.78   27.87%    4.535      359       77.58         719
Rate/Term Refinance                  499    129,104,275.37   18.15%    4.673      359       72.18         702
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87  100.00%    4.670      359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Property Type                       Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Single Family                      1,644    464,274,943.98   65.27%    4.676      359       71.31         704
PUD                                  432    133,092,912.15   18.71%    4.639      359       72.39         704
Condominium                          275     71,595,368.18   10.07%    4.622      359       74.31         712
Two-Four Family                      120     34,667,218.76    4.87%    4.820      359       69.31         707
Townhouse                             31      7,643,730.80    1.07%    4.636      359       71.97         713
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87  100.00%    4.670      359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Occupancy Status                    Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Primary                            2,268    660,083,133.00   92.80%     4.661     359        71.79         704
Investor                             160     32,447,716.86    4.56%     4.864     359        68.86         726
Second Home                           74     18,743,324.01    2.64%     4.659     359        74.30         730
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87  100.00%     4.670     359        71.72         705


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
State                               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Alabama                                2        297,211.75   0.04%     4.893      359       72.74         672
Alaska                                 3        506,730.30   0.07%     5.010      359       62.58         710
Arizona                               45     10,751,641.80   1.51%     4.757      359       74.64         706
Arkansas                               2        594,826.27   0.08%     4.868      358       82.99         764
California                         1,005    348,255,348.81  48.96%     4.636      359       70.43         705
Colorado                              77     17,766,857.61   2.50%     4.718      359       73.06         721
Connecticut                           36      7,050,433.11   0.99%     4.796      359       68.01         703
Delaware                              10      1,586,217.33   0.22%     4.835      359       70.06         736
District of Columbia                   3        948,879.69   0.13%     4.675      359       62.32         703
Florida                              250     55,337,669.21   7.78%     4.700      359       73.76         705
Georgia                               22      5,907,914.93   0.83%     4.248      359       77.60         672
Hawaii                                15      5,513,002.99   0.78%     4.846      359       63.14         718
Idaho                                  5      1,123,017.40   0.16%     4.783      359       74.25         733
Illinois                              63     15,887,017.52   2.23%     4.451      359       73.89         696
Indiana                                7      1,067,777.29   0.15%     4.716      359       69.16         682
Iowa                                   2        299,937.81   0.04%     4.384      358       85.65         662
Kansas                                 8      1,280,815.60   0.18%     4.774      359       77.95         707
Louisiana                              1        119,756.46   0.02%     4.727      359       80.00         741
Maine                                  6      1,283,988.13   0.18%     4.809      359       73.36         686
Maryland                              52     15,145,484.08   2.13%     4.782      359       74.39         701
Massachusetts                         35      9,566,237.85   1.34%     4.689      359       68.63         702
Michigan                              72     13,443,081.67   1.89%     4.851      359       76.95         707
Minnesota                             68     14,700,761.88   2.07%     4.702      359       74.97         717
Missouri                              15      3,041,341.08   0.43%     4.899      359       74.27         707
Montana                                5        888,876.20   0.12%     4.669      358       64.14         733
Nebraska                               6        802,193.75   0.11%     4.926      359       73.07         691
Nevada                                62     15,871,043.45   2.23%     4.851      359       73.87         698
New Hampshire                          1        298,569.56   0.04%     4.727      358       80.00         643
New Jersey                           199     55,001,571.64   7.73%     4.766      359       71.03         702
New Mexico                             6      2,069,461.42   0.29%     4.498      359       70.29         686
New York                              92     30,577,339.32   4.30%     4.704      359       72.23         707
North Carolina                        12      3,279,498.76   0.46%     3.878      359       74.07         724
North Dakota                           5        450,035.61   0.06%     2.986      359       69.74         761
Ohio                                  39      7,205,330.18   1.01%     4.651      359       76.96         705
Oklahoma                               2        237,047.22   0.03%     4.796      359       80.00         750
Oregon                                27      5,585,210.11   0.79%     4.429      359       73.41         723
Pennsylvania                          17      4,100,391.44   0.58%     4.821      359       74.09         700
Rhode Island                           8      2,499,399.55   0.35%     4.508      359       70.05         693
South Carolina                        13      2,882,986.59   0.41%     4.200      359       68.37         709
South Dakota                           1        271,351.81   0.04%     4.927      359       80.00         717
Tennessee                              7      1,261,648.22   0.18%     4.980      359       74.26         671
Texas                                 53      9,052,784.10   1.27%     4.683      359       75.73         709
Utah                                  10      2,597,522.77   0.37%     4.551      359       77.08         728
Virginia                              65     19,084,011.71   2.68%     4.799      359       71.24         706
Washington                            52     12,246,781.55   1.72%     4.688      359       73.27         701
Wisconsin                             13      3,087,308.69   0.43%     4.647      359       78.03         731
Wyoming                                3        447,859.65   0.06%     4.998      359       76.56         677
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87 100.00%     4.670      359       71.72         705


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------

                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Gross Margin                        Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
2.000 - 2.499                        165     55,985,925.99   7.87%     3.991      359       70.16         714
2.500 - 2.999                        613    201,970,221.83  28.40%     4.314      359       71.86         709
3.000 - 3.499                      1,435    381,605,150.63  53.65%     4.860      359       71.56         705
3.500 - 3.999                        279     69,219,175.61   9.73%     5.172      359       73.23         689
4.000 - 4.499                         10      2,493,699.81   0.35%     5.820      359       78.74         692
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87 100.00%     4.670      359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Minimum Interest Rate               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
2.000 - 2.499                        165     55,985,925.99    7.87%     3.991      359       70.16         714
2.500 - 2.999                        613    201,970,221.83   28.40%     4.314      359       71.86         709
3.000 - 3.499                      1,435    381,605,150.63   53.65%     4.860      359       71.56         705
3.500 - 3.999                        279     69,219,175.61    9.73%     5.172      359       73.23         689
4.000 - 4.499                         10      2,493,699.81    0.35%     5.820      359       78.74         692
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87  100.00%     4.670      359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Maximum Interest Rate               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
7.500 - 7.999                          1        98,632.55    0.01%     4.777      359       67.00         765
8.500 - 8.999                         11     4,249,428.74    0.60%     4.527      358       75.49         711
9.000 - 9.499                          1       154,970.10    0.02%     4.677      358       75.00         741
9.500 - 9.999                      2,489   706,771,142.48   99.37%     4.671      359       71.70         705
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87 100.00%     4.670      359       71.72         705



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Neg Amort Limit                     Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
110.000                            2,502    711,274,173.87   100.00%     4.670      359       71.72         705
----------------------------------------------------------------------------------------------------------------
Total                              2,502    711,274,173.87   100.00%     4.670      359       71.72         705



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                    Group 1 Statistical Mortgage Loan Statistics
                                               As of the Cut-off Date

                                                                                   Minimum            Maximum
                                                                                   -------            -------
Scheduled Principal Balance                                 $363,405,927            $49,881           $538,405
Average Scheduled Principal Balance                             $206,716
Number of Mortgage Loans                                           1,758

Weighted Average Gross Coupon                                     4.745%             1.000%             6.077%
Weighted Average FICO Score                                          708                620                817
Weighted Average Combined Original LTV                            71.75%             11.06%             95.00%

Weighted Average Original Term                                360 months         360 months         360 months
Weighted Average Stated Remaining Term                        359 months         353 months         360 months
Weighted Average Seasoning                                      1 months           0 months           7 months

Weighted Average Gross Margin                                     3.133%             2.000%             4.400%
Weighted Average Minimum Interest Rate                            3.133%             2.000%             4.400%
Weighted Average Maximum Interest Rate                            9.946%             7.700%             9.950%


Weighted Average Months to Roll                                 1 months           1 months           1 months
Weighted Average Rate Adj Frequency                             1 months           1 months           1 months

Weighted Average Neg Am Limit                                       110%               110%               110%
Weighted Average Payment Cap                                       7.50%              7.50%              7.50%
Weighted Average Recast                                        60 months          60 months          60 months

Maturity Date                                                                    May 1 2034         Dec 1 2034
Maximum Zip Code Concentration                                     0.67%              33019

Prepay Penalty: 0 months                                           6.83%
Prepay Penalty: 12 months                                          5.08%
Prepay Penalty: 24 months                                          2.05%
Prepay Penalty: 36 months                                         86.04%

First Lien                                                       100.00%

Stated Documentation                                              49.99%
Full/Alternate                                                    27.09%
No Income / No Asset                                              19.27%
Fast Forward                                                       3.65%

Cash Out Refinance                                                54.59%
Purchase                                                          25.43%
Rate/Term Refinance                                               19.98%

Single Family                                                     63.97%
PUD                                                               15.57%
Condominium                                                       11.31%
Two-Four Family                                                    7.72%
Townhouse                                                          1.43%

Primary                                                           89.69%
Investor                                                           7.79%
Second Home                                                        2.52%

Top 5 States:

California                                                        35.47%
Florida                                                            9.87%
New Jersey                                                         9.81%
New York                                                           4.14%
Colorado                                                           3.40%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Current Principal Balance           Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      3         149,697.52    0.04%     5.235      359        55.72         776
50,000.01 - 100,000.00              111       9,050,710.95    2.49%     4.785      359        65.31         721
100,000.01 - 150,000.00             319      40,585,923.63   11.17%     4.760      359        69.68         710
150,000.01 - 200,000.00             435      76,554,958.99   21.07%     4.783      359        71.37         709
200,000.01 - 250,000.00             361      81,326,902.63   22.38%     4.722      359        72.84         706
250,000.01 - 300,000.00             330      90,544,326.09   24.92%     4.716      359        72.17         709
300,000.01 - 350,000.00             176      56,021,924.72   15.42%     4.747      359        72.89         705
350,000.01 - 400,000.00              13       4,846,143.68    1.33%     4.625      359        70.45         702
400,000.01 - 450,000.00               8       3,333,018.49    0.92%     5.036      359        70.86         697
450,000.01 - 500,000.00               1         453,915.71    0.12%     4.327      359        63.19         791
500,000.01 - 550,000.00               1         538,405.07    0.15%     5.327      359        65.00         737
----------------------------------------------------------------------------------------------------------------
Total                             1,758     363,405,927.48  100.00%     4.745      359        71.75         708




                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Current Gross Rate                  Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1.000 - 1.499                        24       5,497,706.00    1.51%     1.009      360        72.18         708
2.000 - 2.499                         7         908,650.00    0.25%     2.000      360        72.85         734
3.500 - 3.999                        37       8,179,992.20    2.25%     3.859      359        71.49         721
4.000 - 4.499                       270      57,753,062.37   15.89%     4.279      359        71.89         711
4.500 - 4.999                       888     180,505,489.13   49.67%     4.815      359        71.09         712
5.000 - 5.499                       508     106,265,222.12   29.24%     5.128      359        72.77         699
5.500 - 5.999                        23       3,999,987.85    1.10%     5.628      359        71.77         704
6.000 - 6.499                         1         295,817.81    0.08%     6.077      358        80.00         754
----------------------------------------------------------------------------------------------------------------
Total                             1,758     363,405,927.48  100.00%     4.745      359        71.75         708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
FICO                                Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
600-624                              30       6,295,040.44    1.73%     4.976      359        73.46         622
625-649                             169      35,970,196.98    9.90%     4.825      359        73.20         638
650-674                             274      57,593,860.99   15.85%     4.772      359        72.71         664
675-699                             298      62,728,519.26   17.26%     4.705      359        72.66         687
700+                                987     200,818,309.81   55.26%     4.728      359        70.88         743
----------------------------------------------------------------------------------------------------------------
Total                             1,758     363,405,927.48  100.00%     4.745      359        71.75         708


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Combined Original LTV               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0.01- 49.99                          139    24,290,805.28     6.68%      4.671     359       40.29         728
50.00- 54.99                          60    11,582,692.42     3.19%      4.720     359       52.59         722
55.00- 59.99                          74    15,989,513.09     4.40%      4.739     359       57.51         710
60.00- 64.99                         100    20,192,985.57     5.56%      4.756     359       62.76         715
65.00- 69.99                         160    33,091,922.47     9.11%      4.711     359       67.33         712
70.00- 74.99                         250    54,209,086.88    14.92%      4.799     359       72.42         701
75.00- 79.99                         452    96,193,226.17    26.47%      4.797     359       76.29         703
80.00                                423    88,832,222.81    24.44%      4.688     359       80.00         709
80.01- 84.99                          13     2,250,106.70     0.62%      4.722     359       83.71         694
85.00- 89.99                          39     7,602,984.27     2.09%      4.781     359       86.75         698
90.00- 94.99                          25     4,691,919.14     1.29%      4.743     359       91.02         708
95.00- 99.99                          23     4,478,462.68     1.23%      4.742     359       95.00         702
----------------------------------------------------------------------------------------------------------------
Total                              1,758   363,405,927.48   100.00%      4.745     359       71.75         708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Original Term (months)              Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
360                                  1,758  363,405,927.48   100.00%     4.745     359       71.75         708
----------------------------------------------------------------------------------------------------------------
Total                                1,758  363,405,927.48   100.00%     4.745     359       71.75         708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Stated Remaining Term (months)      Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
301-354                                  1      194,390.28    0.05%      4.527     353       66.12         789
355-357                                 19    4,651,956.31    1.28%      4.778     357       67.85         715
358-360                              1,738  358,559,580.89   98.67%      4.745     359       71.80         708
----------------------------------------------------------------------------------------------------------------
Total                                1,758  363,405,927.48  100.00%      4.745     359       71.75         708



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Debt Ratio                          Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0.01 -20.00                           96   17,467,606.74      4.81%      4.853      359     68.47          718
20.01 -25.00                         169   31,445,988.88      8.65%      4.658      359     70.17          710
25.01 -30.00                         217   44,357,492.69     12.21%      4.707      359     73.70          709
30.01 -35.00                         388   79,549,358.16     21.89%      4.719      359     73.20          703
35.01 -40.00                         532  115,464,814.04     31.77%      4.790      359     74.44          695
40.01 -45.00                          23    4,772,610.27      1.31%      4.754      359     74.68          719
45.01 -50.00                           2      313,105.66      0.09%      5.132      359     33.26          687
None                                 331   70,034,951.04     19.27%      4.734      359     65.95          731
----------------------------------------------------------------------------------------------------------------
Total                              1,758  363,405,927.48    100.00%      4.745      359     71.75          708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
FRM/ARM                             Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
ARM                                1,758   363,405,927.48    100.00%      4.745      359     71.75          708
----------------------------------------------------------------------------------------------------------------
Total                              1,758   363,405,927.48    100.00%      4.745      359     71.75          708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Product                             Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                    1,758   363,405,927.48    100.00%      4.745      359     71.75          708
----------------------------------------------------------------------------------------------------------------
Total                              1,758   363,405,927.48    100.00%      4.745      359     71.75          708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Silent 2nd                          Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
No Silent Second                   1,448   298,500,706.77     82.14%      4.761      359     71.02          706
Silent Second                        310    64,905,220.71     17.86%      4.671      359     75.13          716
----------------------------------------------------------------------------------------------------------------
Total                              1,758   363,405,927.48    100.00%      4.745      359     71.75          708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
Prepayment Penalty Original Term     # of      Principal      Curr      Gross   Remaining   Combined    Average
(months)                            Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months             119   24,837,094.13      6.83%      4.066      359     70.82          711
Prepay Penalty: 12 months             85   18,449,689.62      5.08%      4.280      359     69.05          709
Prepay Penalty: 24 months             33    7,442,674.51      2.05%      4.229      359     73.38          703
Prepay Penalty: 36 months          1,521  312,676,469.22     86.04%      4.839      359     71.95          708
----------------------------------------------------------------------------------------------------------------
Total                              1,758  363,405,927.48    100.00%      4.745      359     71.75          708


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Lien                                Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
First Lien                         1,758    363,405,927.48    100.00%    4.745      359       71.75         708
----------------------------------------------------------------------------------------------------------------
Total                              1,758    363,405,927.48    100.00%    4.745      359       71.75         708


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Documentation Type                  Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Stated Documentation                 842    181,656,554.69    49.99%    4.762      359      71.06         700
Full/Alternate                       513     98,446,843.36    27.09%    4.746      359      77.79         701
No Income / No Asset                 331     70,034,951.04    19.27%    4.734      359      65.95         731
Fast Forward                          72     13,267,578.39     3.65%    4.565      359      67.03         757
----------------------------------------------------------------------------------------------------------------
Total                              1,758    363,405,927.48   100.00%    4.745      359      71.75         708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Loan Purpose                        Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Cash Out Refinance                   949    198,392,133.75    54.59%    4.799      359      68.54         701
Purchase                             428     92,400,999.01    25.43%    4.641      359      77.65         724
Rate/Term Refinance                  381     72,612,794.72    19.98%    4.731      359      73.02         707
----------------------------------------------------------------------------------------------------------------
Total                              1,758    363,405,927.48   100.00%    4.745      359      71.75         708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Property Type                       Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Single Family                      1,146   232,461,273.48    63.97%    4.751      359      71.04         706
PUD                                  272    56,584,801.10    15.57%    4.671      359      73.99         711
Condominium                          207    41,096,567.81    11.31%    4.757      359      74.29         713
Two-Four Family                      108    28,053,395.63     7.72%    4.851      359      69.08         711
Townhouse                             25     5,209,889.46     1.43%    4.626      359      73.56         718
----------------------------------------------------------------------------------------------------------------
Total                              1,758   363,405,927.48   100.00%    4.745      359      71.75         708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Occupancy Status                    Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Primary                            1,563   325,931,947.47    89.69%    4.737      359      71.94         706
Investor                             150    28,303,957.06     7.79%    4.882      359      68.39         729
Second Home                           45     9,170,022.95     2.52%    4.626      359      75.40         736
----------------------------------------------------------------------------------------------------------------
Total                              1,758   363,405,927.48   100.00%    4.745      359      71.75         708



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
State                               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Alabama                              2          297,211.75     0.08%      4.893      359      72.74         672
Alaska                               3          506,730.30     0.14%      5.010      359      62.58         710
Arizona                             37        6,504,431.20     1.79%      4.738      359      76.72         714
Arkansas                             1          119,714.03     0.03%      5.227      359      75.00         712
California                         545      128,888,749.98    35.47%      4.756      359      68.62         705
Colorado                            65       12,373,776.20     3.40%      4.671      359      74.47         724
Connecticut                         34        6,364,539.19     1.75%      4.772      359      68.15         706
Delaware                            10        1,586,217.33     0.44%      4.835      359      70.06         736
District of Columbia                 2          539,818.94     0.15%      4.901      359      65.16         709
Florida                            200       35,869,384.33     9.87%      4.823      359      73.93         706
Georgia                             14        2,316,852.68     0.64%      4.430      359      80.08         698
Hawaii                              11        3,132,630.33     0.86%      4.926      359      66.20         727
Idaho                                4          730,355.37     0.20%      4.706      359      71.16         747
Illinois                            51       10,349,465.13     2.85%      4.506      359      75.77         696
Indiana                              7        1,067,777.29     0.29%      4.716      359      69.16         682
Iowa                                 2          299,937.81     0.08%      4.384      358      85.65         662
Kansas                               8        1,280,815.60     0.35%      4.774      359      77.95         707
Louisiana                            1          119,756.46     0.03%      4.727      359      80.00         741
Maine                                4          507,806.56     0.14%      4.552      359      74.74         702
Maryland                            35        7,478,020.51     2.06%      4.853      359      77.11         704
Massachusetts                       28        6,549,227.12     1.80%      4.572      359      69.50         711
Michigan                            66       10,896,111.71     3.00%      4.866      359      77.26         710
Minnesota                           60       10,875,109.52     2.99%      4.764      359      74.25         716
Missouri                            12        1,571,103.11     0.43%      4.779      359      74.48         717
Montana                              5          888,876.20     0.24%      4.669      358      64.14         733
Nebraska                             6          802,193.75     0.22%      4.926      359      73.07         691
Nevada                              51       10,432,933.52     2.87%      4.861      359      74.23         711
New Hampshire                        1          298,569.56     0.08%      4.727      358      80.00         643
New Jersey                         157       35,663,260.91     9.81%      4.806      359      71.59         706
New Mexico                           3          666,562.12     0.18%      4.291      359      58.48         702
New York                            59       15,063,027.87     4.14%      4.705      359      70.09         708
North Carolina                       8        1,599,574.24     0.44%      4.301      359      77.17         704
North Dakota                         5          450,035.61     0.12%      2.986      359      69.74         761
Ohio                                36        6,065,009.97     1.67%      4.589      359      77.58         709
Oklahoma                             2          237,047.22     0.07%      4.796      359      80.00         750
Oregon                              26        5,141,270.58     1.41%      4.450      359      73.35         724
Pennsylvania                        14        2,516,123.37     0.69%      4.858      359      71.55         723
Rhode Island                         5        1,208,064.24     0.33%      4.667      359      62.87         689
South Carolina                      10        1,500,788.31     0.41%      3.749      359      76.12         713
South Dakota                         1          271,351.81     0.07%      4.927      359      80.00         717
Tennessee                            6          882,518.75     0.24%      4.852      359      74.47         677
Texas                               51        8,278,358.38     2.28%      4.639      359      77.06         712
Utah                                 8        1,117,059.24     0.31%      4.538      359      77.01         728
Virginia                            45        9,596,913.73     2.64%      4.855      359      72.18         711
Washington                          44        8,133,139.46     2.24%      4.777      359      73.42         710
Wisconsin                           10        1,919,846.54     0.53%      4.761      359      79.03         731
Wyoming                              3          447,859.65     0.12%      4.998      359      76.56         677
----------------------------------------------------------------------------------------------------------------
Total                            1,758      363,405,927.48   100.00%      4.745      359      71.75         708



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Gross Margin                        Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
2.000 - 2.499                         93     19,666,718.51    5.41%      3.932      359     68.99          721
2.500 - 2.999                        370     80,189,527.45   22.07%      4.369      359     72.50          710
3.000 - 3.499                      1,076    220,965,692.73   60.80%      4.865      359     71.69          708
3.500 - 3.999                        210     40,704,821.01   11.20%      5.181      359     71.64          701
4.000 - 4.499                          9      1,879,167.78    0.52%      5.801      359     78.33          714
----------------------------------------------------------------------------------------------------------------
Total                              1,758    363,405,927.48  100.00%      4.745      359     71.75          708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Minimum Interest Rate               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
2.000 - 2.499                         93     19,666,718.51    5.41%      3.932      359     68.99          721
2.500 - 2.999                        370     80,189,527.45   22.07%      4.369      359     72.50          710
3.000 - 3.499                      1,076    220,965,692.73   60.80%      4.865      359     71.69          708
3.500 - 3.999                        210     40,704,821.01   11.20%      5.181      359     71.64          701
4.000 - 4.499                          9      1,879,167.78    0.52%      5.801      359     78.33          714
----------------------------------------------------------------------------------------------------------------
Total                              1,758    363,405,927.48  100.00%      4.745      359     71.75          708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Maximum Interest Rate               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
7.500 - 7.999                          1         98,632.55    0.03%      4.777      359     67.00          765
8.500 - 8.999                          4        865,664.88    0.24%      4.679      357     79.46          743
9.000 - 9.499                          1        154,970.10    0.04%      4.677      358     75.00          741
9.500 - 9.999                      1,752    362,286,659.95   99.69%      4.745      359     71.73          708
----------------------------------------------------------------------------------------------------------------
Total                              1,758    363,405,927.48  100.00%      4.745      359     71.75          708



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Neg Amort Limit                     Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
110.000                            1,758    363,405,927.48  100.00%      4.745      359     71.75          708
----------------------------------------------------------------------------------------------------------------
Total                              1,758    363,405,927.48  100.00%      4.745      359     71.75          708



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------



                         Group 2 Statistical Mortgage Loan Statistics
                                    As of the Cut-off Date

                                                                              Minimum         Maximum
                                                                              -------         -------
Scheduled Principal Balance                             $347,868,246          $118,118      $1,581,223
Average Scheduled Principal Balance                        $467,565
Number of Mortgage Loans                                        744

Weighted Average Gross Coupon                                4.592%             1.000%          5.877%
Weighted Average FICO Score                                     702                620             819
Weighted Average Combined Original LTV                       71.70%             24.39%          95.00%

Weighted Average Original Term                           360 months         360 months      360 months
Weighted Average Stated Remaining Term                   359 months         356 months      360 months
Weighted Average Seasoning                                 1 months           0 months        4 months

Weighted Average Gross Margin                                3.002%             2.000%          4.200%
Weighted Average Minimum Interest Rate                       3.002%             2.000%          4.200%
Weighted Average Maximum Interest Rate                       9.939%             8.700%          9.950%


Weighted Average Months to Roll                            1 months           1 months        1 months
Weighted Average Rate Adj Frequency                        1 months           1 months        1 months

Weighted Average Neg Am Limit                                  110%               110%            110%
Weighted Average Payment Cap                                  7.50%              7.50%           7.50%
Weighted Average Recast                                   60 months          60 months       60 months

Maturity Date                                                               Aug 1 2034      Dec 1 2034
Maximum Zip Code Concentration                                0.98%              92562

Prepay Penalty: 0 months                                     11.51%
Prepay Penalty: 12 months                                    11.97%
Prepay Penalty: 24 months                                     2.53%
Prepay Penalty: 36 months                                    73.99%

First Lien                                                  100.00%

Stated Documentation                                         65.22%
Full/Alternate                                               16.48%
No Income / No Asset                                         14.74%
Fast Forward                                                  3.55%

Cash Out Refinance                                           53.34%
Purchase                                                     30.43%
Rate/Term Refinance                                          16.24%

Single Family                                                66.64%
PUD                                                          21.99%
Condominium                                                   8.77%
Two-Four Family                                               1.90%
Townhouse                                                     0.70%

Primary                                                      96.06%
Second Home                                                   2.75%
Investor                                                      1.19%

Top 5 States:

California                                                   63.06%
Florida                                                       5.60%
New Jersey                                                    5.56%
New York                                                      4.46%
Virginia                                                      2.73%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Current Principal Balance           Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                 2       255,849.10    0.07%      5.100       359      83.07         642
150,000.01 - 200,000.00                 6     1,055,651.43    0.30%      5.261       359      77.62           0
200,000.01 - 250,000.00                 6     1,334,962.32    0.38%      3.923       359      79.99           0
250,000.01 - 300,000.00                 1       275,645.81    0.08%      5.302       358      80.00           0
300,000.01 - 350,000.00                80    27,357,501.93    7.86%      4.784       359      72.42         698
350,000.01 - 400,000.00               205    76,916,024.93   22.11%      4.692       359      73.75         703
400,000.01 - 450,000.00               133    56,919,504.42   16.36%      4.599       359      71.57         703
450,000.01 - 500,000.00                98    46,820,984.87   13.46%      4.513       359      74.85         707
500,000.01 - 550,000.00                50    26,211,229.75    7.53%      4.610       359      73.33         697
550,000.01 - 600,000.00                53    30,502,618.45    8.77%      4.522       359      69.85         693
600,000.01 - 650,000.00                60    38,061,211.99   10.94%      4.573       359      72.07         694
650,000.01 - 700,000.00                12     8,122,411.69    2.33%      4.601       359      64.92         704
700,000.01 - 750,000.00                 7     5,068,556.73    1.46%      3.597       359      64.13         703
750,000.01 - 800,000.00                10     7,849,373.73    2.26%      4.553       359      61.64         726
800,000.01 - 850,000.00                 4     3,283,133.54    0.94%      4.640       359      67.28         717
900,000.01 - 950,000.00                 1       945,470.29    0.27%      4.127       358      60.32         799
950,000.01 - 1,000,000.00              11    10,861,305.30    3.12%      4.416       359      62.40         712
1,000,000.01+                           5     6,026,810.11    1.73%      4.592       359      64.50         701
----------------------------------------------------------------------------------------------------------------
Total                                 744   347,868,246.39  100.00%      4.592       359      71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Current Gross Rate                  Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1.000 - 1.499                          17     8,252,150.00    2.37%      1.013       360      69.86         705
3.500 - 3.999                          27    12,642,436.27    3.63%      3.896       359      69.78         715
4.000 - 4.499                         214   108,666,755.17   31.24%      4.275       359      71.85         708
4.500 - 4.999                         305   138,883,024.75   39.92%      4.799       359      70.24         705
5.000 - 5.499                         179    78,624,988.56   22.60%      5.139       359      74.47         687
5.500 - 5.999                           2       798,891.64    0.23%      5.790       359      80.00         624
----------------------------------------------------------------------------------------------------------------
Total                                 744   347,868,246.39  100.00%      4.592       359      71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
FICO                                Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
600-624                                10     4,664,314.67    1.34%      5.102       359      73.21         623
625-649                                87    38,531,083.42   11.08%      4.720       359      72.40         637
650-674                               138    67,279,058.17   19.34%      4.617       359      72.92         661
675-699                               126    61,400,918.77   17.65%      4.597       359      70.46         686
700+                                  365   171,551,374.92   49.32%      4.531       359      71.28         741
None                                   18     4,441,496.44    1.28%      4.814       359      78.47           0
----------------------------------------------------------------------------------------------------------------
Total                                 744   347,868,246.39  100.00%      4.592       359      71.70         702


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Combined Original LTV               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0.01- 49.99                            28    13,936,681.84     4.01%      4.476    359       41.55         720
50.00- 54.99                           15     7,651,074.75     2.20%      4.608    359       53.33         706
55.00- 59.99                           34    15,993,726.69     4.60%      4.445    359       57.39         702
60.00- 64.99                           41    24,059,594.76     6.92%      4.518    359       62.04         722
65.00- 69.99                           93    48,599,410.73    13.97%      4.490    359       67.45         700
70.00- 74.99                          127    61,502,910.54    17.68%      4.674    359       72.67         697
75.00- 79.99                          218    96,844,029.41    27.84%      4.632    359       76.54         695
80.00                                 176    75,025,795.01    21.57%      4.595    359       80.00         708
80.01- 84.99                            1       338,810.97     0.10%      4.827    359       81.81         671
85.00- 89.99                            5     1,750,221.56     0.50%      4.873    358       86.49         684
90.00- 94.99                            2       808,356.09     0.23%      5.030    359       90.00         686
95.00- 99.99                            4     1,357,634.04     0.39%      4.827    359       95.00         714
----------------------------------------------------------------------------------------------------------------
Total                                 744   347,868,246.39   100.00%      4.592    359       71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Original Term (months)              Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
360                                   744   347,868,246.39   100.00%     4.592     359        71.70        702
----------------------------------------------------------------------------------------------------------------
Total                                 744   347,868,246.39   100.00%     4.592     359        71.70        702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Stated Remaining Term (months)      Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
355-357                                11      5,746,472.65    1.65%    4.757      357        70.86        695
358-360                               733    342,121,773.74   98.35%    4.589      359        71.71        702
----------------------------------------------------------------------------------------------------------------
Total                                 744   347,868,246.39   100.00%    4.592      359        71.70        702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Debt Ratio                          Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0.01 -20.00                            25    11,308,897.30     3.25%      4.561    359       69.27         705
20.01 -25.00                           37    15,756,840.62     4.53%      4.545    359       71.35         704
25.01 -30.00                           89    40,107,564.35    11.53%      4.545    359       70.46         696
30.01 -35.00                          177    84,505,449.24    24.29%      4.611    359       72.70         697
35.01 -40.00                          280   134,392,804.95    38.63%      4.575    359       73.71         695
40.01 -45.00                           17     9,048,921.95     2.60%      4.718    359       68.38         711
45.01 -50.00                            2     1,471,650.30     0.42%      4.377    359       53.17         725
None                                  117    51,276,117.68    14.74%      4.645    359       67.48         732
----------------------------------------------------------------------------------------------------------------
Total                                 744   347,868,246.39   100.00%      4.592    359       71.70         702


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
FRM/ARM                             Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
ARM                                 744    347,868,246.39    100.00%    4.592       359       71.70         702
----------------------------------------------------------------------------------------------------------------
Total                               744    347,868,246.39    100.00%    4.592       359       71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Product                             Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                     744    347,868,246.39    100.00%    4.592       359       71.70         702
----------------------------------------------------------------------------------------------------------------
Total                               744    347,868,246.39    100.00%    4.592       359       71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Silent 2nd                          Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
No Silent Second                    590    275,430,945.82     79.18%    4.603       359       71.20         702
Silent Second                       154     72,437,300.57     20.82%    4.548       359       73.60         702
----------------------------------------------------------------------------------------------------------------
Total                               744    347,868,246.39    100.00%    4.592       359       71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
Prepayment Penalty Original Term     # of      Principal      Curr      Gross   Remaining   Combined    Average
(months)                            Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months             87     40,025,329.23      11.51%    4.124       359     73.58         702
Prepay Penalty: 12 months            77     41,638,734.43      11.97%    4.162       359     72.08         702
Prepay Penalty: 24 months            19      8,814,533.87       2.53%    4.198       359     68.27         711
Prepay Penalty: 36 months           561    257,389,648.86      73.99%    4.747       359     71.46         702
----------------------------------------------------------------------------------------------------------------
Total                               744    347,868,246.39     100.00%    4.592       359     71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Lien                                Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
First Lien                          744    347,868,246.39    100.00%    4.592       359      71.70         702
----------------------------------------------------------------------------------------------------------------
Total                               744    347,868,246.39    100.00%    4.592       359      71.70         702


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Documentation Type                  Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Stated Documentation                  466    226,896,555.53   65.22%    4.566     359        71.78         695
Full/Alternate                        130     57,342,333.93   16.48%    4.683     359        75.73         694
No Income / No Asset                  117     51,276,117.68   14.74%    4.645     359        67.48         732
Fast Forward                           31     12,353,239.25    3.55%    4.420     359        68.97         747
Total                                 744    347,868,246.39  100.00%    4.592     359        71.70         702
----------------------------------------------------------------------------------------------------------------
Total                                 744    347,868,246.39  100.00%    4.592     359        71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Loan Purpose                        Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Cash Out Refinance                    394    185,537,413.97   53.34%    4.674     359        68.56         697
Purchase                              232    105,839,351.77   30.43%    4.443     359        77.52         714
Rate/Term Refinance                   118     56,491,480.65   16.24%    4.599     359        71.09         696
----------------------------------------------------------------------------------------------------------------
Total                                 744    347,868,246.39  100.00%    4.592     359        71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Property Type                       Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Single Family                         498    231,813,670.50   66.64%    4.600     359        71.58         702
PUD                                   160     76,508,111.05   21.99%    4.615     359        71.22         699
Condominium                            68     30,498,800.37    8.77%    4.441     359        74.34         711
Two-Four Family                        12      6,613,823.13    1.90%    4.690     359        70.28         690
Townhouse                               6      2,433,841.34    0.70%    4.658     359        68.58         701
----------------------------------------------------------------------------------------------------------------
Total                                 744    347,868,246.39  100.00%    4.592     359        71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Occupancy Status                    Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Primary                               705    334,151,185.53   96.06%    4.587     359        71.65         702
Second Home                            29      9,573,301.06    2.75%    4.690     359        73.24         719
Investor                               10      4,143,759.80    1.19%    4.741     359        72.12         706
----------------------------------------------------------------------------------------------------------------
Total                                 744    347,868,246.39  100.00%    4.592     359        71.70         702


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
State                               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Arizona                               8     4,247,210.60      1.22%     4.786      359       71.45         694
Arkansas                              1       475,112.24      0.14%     4.777      358       85.00         777
California                          460   219,366,598.83     63.06%     4.565      359       71.50         705
Colorado                             12     5,393,081.41      1.55%     4.827      359       69.84         713
Connecticut                           2       685,893.92      0.20%     5.024      359       66.76         675
District of Columbia                  1       409,060.75      0.12%     4.377      359       58.57         696
Florida                              50    19,468,284.88      5.60%     4.472      359       73.43         702
Georgia                               8     3,591,062.25      1.03%     4.131      359       76.00         651
Hawaii                                4     2,380,372.66      0.68%     4.739      359       59.12         705
Idaho                                 1       392,662.03      0.11%     4.927      359       80.00         706
Illinois                             12     5,537,552.39      1.59%     4.347      359       70.36         697
Maine                                 2       776,181.57      0.22%     4.977      359       72.46         676
Maryland                             17     7,667,463.57      2.20%     4.713      359       71.74         697
Massachusetts                         7     3,017,010.73      0.87%     4.942      359       66.74         681
Michigan                              6     2,546,969.96      0.73%     4.786      359       75.63         693
Minnesota                             8     3,825,652.36      1.10%     4.529      359       77.02         722
Missouri                              3     1,470,237.97      0.42%     5.027      359       74.04         696
Nevada                               11     5,438,109.93      1.56%     4.830      359       73.17         674
New Jersey                           42    19,338,310.73      5.56%     4.692      359       69.98         696
New Mexico                            3     1,402,899.30      0.40%     4.596      359       75.90         678
New York                             33    15,514,311.45      4.46%     4.703      359       74.31         707
North Carolina                        4     1,679,924.52      0.48%     3.475      359       71.11         743
Ohio                                  3     1,140,320.21      0.33%     4.979      359       73.67         681
Oregon                                1       443,939.53      0.13%     4.177      359       74.17         700
Pennsylvania                          3     1,584,268.07      0.46%     4.761      359       78.11         663
Rhode Island                          3     1,291,335.31      0.37%     4.360      359       76.77         696
South Carolina                        3     1,382,198.28      0.40%     4.690      359       59.96         705
Tennessee                             1       379,129.47      0.11%     5.277      359       73.79         658
Texas                                 2       774,425.72      0.22%     5.155      357       61.60         675
Utah                                  2     1,480,463.53      0.43%     4.560      359       77.14         728
Virginia                             20     9,487,097.98      2.73%     4.743      359       70.29         701
Washington                            8     4,113,642.09      1.18%     4.511      359       72.97         685
Wisconsin                             3     1,167,462.15      0.34%     4.460      358       76.38         730
----------------------------------------------------------------------------------------------------------------
Total                               744   347,868,246.39    100.00%     4.592      359       71.70         702

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED]UBS Investment Bank                   Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2004-AR14
------------------------------------------------------------------------------


                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Gross Margin                        Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
2.000 - 2.499                         72    36,319,207.48    10.44%      4.022       359     70.80         710
2.500 - 2.999                        243   121,780,694.38    35.01%      4.278       359     71.44         709
3.000 - 3.499                        359   160,639,457.90    46.18%      4.853       359     71.39         701
3.500 - 3.999                         69    28,514,354.60     8.20%      5.159       359     75.50         670
4.000 - 4.499                          1       614,532.03     0.18%      5.877       359     80.00         624
----------------------------------------------------------------------------------------------------------------
Total                                744   347,868,246.39   100.00%      4.592       359     71.70         702



                                                                                   Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Minimum Interest Rate               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
2.000 - 2.499                         72    36,319,207.48    10.44%      4.022       359     70.80         710
2.500 - 2.999                        243   121,780,694.38    35.01%      4.278       359     71.44         709
3.000 - 3.499                        359   160,639,457.90    46.18%      4.853       359     71.39         701
3.500 - 3.999                         69    28,514,354.60     8.20%      5.159       359     75.50         670
4.000 - 4.499                          1       614,532.03     0.18%      5.877       359     80.00         624
----------------------------------------------------------------------------------------------------------------
Total                                744   347,868,246.39   100.00%      4.592       359     71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Maximum Interest Rate               Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
8.500 - 8.999                          7     3,383,763.86     0.97%      4.488       359     74.48         703
9.500 - 9.999                        737   344,484,482.53    99.03%      4.593       359     71.67         702
----------------------------------------------------------------------------------------------------------------
Total                                744   347,868,246.39   100.00%      4.592       359     71.70         702



                                                                                Weighted
                                                                      Weighted   Average    Weighted
                                                Current      Pct by    Average   Stated      Average    Weighted
                                     # of      Principal      Curr      Gross   Remaining   Combined    Average
Neg Amort Limit                     Loans       Balance     Prin Bal   Coupon     Term      Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
110.000                              744   347,868,246.39   100.00%      4.592       359     71.70         702
----------------------------------------------------------------------------------------------------------------
Total                                744   347,868,246.39   100.00%      4.592       359     71.70         702


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the
    Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.